UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

Cadence Bancorporation
__________________________________________
(Exact name of registrant as specified in its charter)

__________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This Schedule 14A contains the following documents relating to the proposed merger of Cadence Bancorporation, a Delaware corporation, the parent company of Cadence Bank, N.A. (together, “Cadence”) and BancorpSouth Bank (“BancorpSouth”), pursuant to the Agreement and Plan of Merger, dated April 12, 2021, by and between Cadence Bancorporation and BancorpSouth:

1.	Transcript from webinar with all associates of Cadence (“Associates”)
2.	FAQ for Associates
3.	Facebook, LinkedIn, and Twitter social media posts, including a social media post by Paul B. Murphy, Jr., Chairman, Chief Executive Officer and Director of Cadence
4.	Email to Associates from Paul B. Murphy, Jr., Chairman, Chief Executive Officer and Director of Cadence
5.	Email to Cadence Advisory Board in Houston from Paul B. Murphy, Jr., Chairman, Chief Executive Officer and Director of Cadence
6.	Cadence Website Homepage

1. Transcript from webinar with all associates of Cadence

Cadence Bancorporation All Hands Webinar Transcript

Cadence/BancorpSouth Merger Announcement

April 12, 2021

Welcome to the webinar.

Paul Murphy: Well, good morning everyone, and thanks for joining us on the short notice, obviously, the purpose of the call is to talk a little bit about the business that we announced this morning, something I’m very excited about the merger with BancorpSouth.

Paul Murphy: BancorpSouth is a company that I’ve known really for a long, long time. As many of you know, I went to school at Mississippi State. When I graduated, I had an offer to go to work for bank of Mississippi.

Paul Murphy: Back in 1981 I came to Texas obviously and went to work for Amegy Bank, but I’ve known, the company for earlier all of my formidable career guess you could say.

Paul Murphy: Dan Rollins good friend moved over about eight years ago from Houston to become the CEO of BancorpSouth and someone I’ve known for about 20 years.

Paul Murphy: As we look around what’s happening in the industry, you know tighter margins More and more companies are looking for ways to spread the cost of regulation over.

Paul Murphy: A bigger base a bigger pool of assets spread the costs of technology over bigger base and so you’re seeing back in a is increasing, and I think what we have put together here is going to be one of the best combinations of two companies that could possibly be achieved.

Paul Murphy: Cultural fit is fantastic really good people very much customer focus like we are good credit culture.

Paul Murphy: They operate a Community banking franchise that’s 145 years old, I mean it’s really been honed and honed again and has a lot of.

Paul Murphy: Success in their in their track record I’ve got a big insurance business we don’t have that got a mortgage company that’s you know we do, but much bigger.

Paul Murphy: We, on the other hand, have the commercial lending expertise, the Treasury expertise. Our platforms are punched out a bit more mature, I think, and Trust, etc., so we bring a lot to the table, they do they’re not in Georgia.

Paul Murphy: Like got about 30% of their company in Texas so central Texas, and really throughout other parts of the state, but…

Paul Murphy: This gives us additional 13 branches and Houston eight branches and Dallas-Fort Worth area.

Paul Murphy: Like about six or eight and in Austin still learning all of their scope and scale, but you know terrific growth markets where we aspiring to have more visibility and more capability and so a step up.

Paul Murphy: We will be 45% of the combined company, they will own 55% so Board will be split nine Cadence 11 BancorpSouth.

Paul Murphy: Dan Rollins is going to be the CEO of the company I’m going to be the number two guy. I’m going to be executive vice Chairman. Dan and I are going to partner great with Hank and Valerie and Chris Bagley and many of you here on the call and throughout the whole footprint.

Paul Murphy: Just really need guys and people that are good operators and smart hardworking bankers.

Paul Murphy: [We will have] dual headquarters: corporate headquarters in Houston; bank headquarters would be Tupelo, Mississippi.

Paul Murphy: That’ll be a Mississippi FDIC-chartered bank so that will be our one regulator. We will no longer have the holding company and have the two regulators, so just something to be said for that right.

Paul Murphy: This is all subject to regulatory approval, which we think is a four- to six-month process, and both shareholders would have to approve the deal.

Paul Murphy: Conversion would be latter half of 2022 weeks or so; a lot of planning that needs to go into this and the teams are already working on it, but we’re not going to rush. We’re going to take our time will operate separately until the conversion time to be determined.

Paul Murphy: Let’s see, the name will be Cadence Bank, BancorpSouth is limiting you know geographically and Cadence as a great name, so I think that’s a that’s a nice win so.

Paul Murphy: So anyway, we’re part of the senior leadership will have a strong partnership with Dan and his team will have the name and will have a very intense focus on doing a good job for customers, just like we’ve always had.

Paul Murphy: Certainly, this you know brings up some uncertainty and you know what does that mean there’s some things that will have to work through.

Paul Murphy: But it makes a stronger company makes a stronger currency on a combined basis will have over $1.8 billion in revenue will have $450 million and fee income.

Paul Murphy: We will have over 800 million or pre-tax pre-provision revenue on an annual basis, or one will be larger, our technology platform will expand.

Paul Murphy: Tom Clark, is going to be the CIO and he’s already working on, you know future technology delivery digital solutions, what can we do more for customers that’s a big part what’s driving this, how can we get bigger and be able to afford to invest in the in the technology that will be required for us to remain competitive.

Paul Murphy: I’m pretty pleased. I think it’s a smart move for our shareholders, I think it’s a smart move for our team, the communities that we serve. It’s like checking every box from everything that I can see with that, let me pause and turn it over to Valerie for some of her perspective.

Valerie Toalson: Great thanks Paul, I appreciate the opportunity to talk with you all today about really the many, many reasons why this merger makes sense for us and also importantly to say thank you for your commitment to our clients to each other and to the core values that have been our foundation for so many years to lead up to this. Let’s recap, why this merger makes sense now.

Valerie Toalson: We have complimentary business models. Where BancorpSouth brings leadership and Community markets we bring expertise and middle market lending, specialized verticals, and Treasury and cash management.

Valerie Toalson: And combined, this diversifies our business mix, making it more durable for the long term and ups and downs and allows us to advance our relationship banking strategy.

Valerie Toalson: We’ll be able to offer our customers and expanded set of products, in particular, innovative digital offerings and to serve a larger number of clients.

Valerie Toalson: And our existing footprints have really minimal overlap and so we’ll build scale immediately in highly attractive markets throughout the Texas in the southeast markets.

Valerie Toalson: Paul mentioned that will become the fifth largest bank headquartered in our nine state footprint that’s pretty incredible, we will also have a presence in seven of the top 10 largest MSA is with positive growth dynamics.

Valerie Toalson: The merger positions us really well for growth, it strengthens our balance sheet and with our strong capital and reserve levels we can continue on a positive growth trajectory and deliver continued greater shareholder value and importantly we spend a lot of time on culture and culturally our organizations have a lot in common.

Valerie Toalson: We’re both relationship focused. We’re committed to the communities we serve and dedicated to fostering a culture of diversity, equity and inclusion both at the workplace and in our communities. In fact, last year, our combined organizations combined number 24,000 employee Volunteer Service hours.

Valerie Toalson: So you may step back for all of our stakeholders, but I think especially our sales associates there’s just a lot to be excited about as we look ahead to our next chapter. Now I’ll turn it over to Hank.

Hank Holmes: Thank you, Valerie, appreciate it, and I just I want to echo Paul’s earlier comments, this is really exciting for our organization.

Hank Holmes: Over the last few days I’ve had the luxury of talking to some of you and some calls this morning and I’m really excited about.

Hank Holmes: The approach that our bankers are taken and the excitement they have when they’re communicating with me and with Paul and Valerie and others.

Hank Holmes: And I believe that you know Cadence was ready for some opportunity like this. I’d also say I’ve spent the last two days here in Tupelo learning about their team, and I will tell you the cultural the cultures are similar and I’m excited about being part of BancorpSouth and bringing the two teams together.

Hank Holmes: Now’s a great time to reach out to your clients during the merger they’re going to have questions.

Hank Holmes: We need to be open with our communication and Paul and Valerie have done a good job, about outlining really the benefits there.

Hank Holmes: But there’s going to be some change, and so I would encourage you to reach out to your clients and start talking to them about what this means and opportunity, it means for all of us.

Hank Holmes: Many of us are in the middle of a game on sales blitz, and I apologize, I’ve been a little bit of deal bunker and have made as many calls, as I know, others have but.

we have to stay focused on calling on the client because that’s the most important thing with any with what we do is making sure that we’re meeting the needs of the clients, and also I want to, kind of building on what Valerie said, I want to thank all of you. I’m proud to put on the Cadence jersey.

Hank Holmes: Every day, I like working at Cadence and the folks that we get to spend time with here and winning loan deals and investment opportunities to me is a real plus.

Hank Holmes: Prior to this call you did receive information, including an FAQ that hopefully is helpful and will allow you to answer some of those questions, both internally and when you’re out talking to your clients.

Hank Holmes: We will continue to have content put on inTune that will come out today and so please continue to watch that as we get further into the merger with information.

Hank Holmes: Just want to add my excitement and appreciation and many you guys know that 10 years ago 11 years, the only started this.

Hank Holmes: It was a big hill to climb, and as we look back and see how steep the hill, I’m proud to be there with all of the employees of Cadence and team members that I have. With that, Paul, I’ll turn it over to you.

Paul Murphy: Danielle, do we have the ability to open up to questions or questions@cadence bank.com?

Paul Murphy: Help me on that.

Danielle Kernell: We have a couple that have come in, I will. I will share it, let’s see.

Paul Murphy: Danielle gets organized there, I would just.

Paul Murphy: You know the reminder that you know it was mentioned it’s going to be.

Paul Murphy: be some difference.

Paul Murphy: And things and they’ll be will take some time for us to really fully you know work through all the questions but.

Paul Murphy: A lot of positive change, a lot of really good things.

Paul Murphy: Right now.

Paul Murphy: Okay, all right.

Danielle Kernell: All right, well.

Paul Murphy: How soon will executive management department heads be discussing plans?

Paul Murphy: For the two banks.

Paul Murphy: It’s kind of a long question sorry, let me get through his here.

Paul Murphy: Say, the answer is as soon, I mean we’ve already begun, making preliminary plans and preliminary decisions, and we know that we want to you know announce things you know as quickly as possible.

Paul Murphy: The balances that also you know take some time to make the best decisions and to really evaluate you know what are the scenarios that are that are most attractive, and you know who’s the best fit.

Paul Murphy: [It will] be a deliberate process and there’ll be postings frequently [with] 100% transparency.

Paul Murphy: If it’s a decision that hadn’t been made, yet we don’t know the answer will tell you that, and then, as soon as things are you know there’ll be an orderly process of informing people of the of the plans going forward.

Paul Murphy: Also part of the question is that.

Paul Murphy: What’s the impact on a variety of different areas and the scanning shortfalls back in the category of we’ve got to do some work and come to you and tell you what exactly the plans will be and will be delivered.

Valerie Toalson: I would just add to that these are, this is a merger of two very, you know, pretty similarly sized organizations that are coming together to be a much, much larger bank and we need all the good talent, that we can get quite candidly, and so the process is going to be really evaluating you know for a $50 billion bank or nearly $50 billion, what is the best system, what is the best process.

Valerie Toalson: Really understanding the talent on both sides and bringing all of that best of both worlds, with the systems and the processes and the approaches to bear, so that we can be the very best we can be going forward so it’s going to be a very collaborative approach, but as Paul said lots and lots yet to be done there.

Valerie Toalson: And the very best thing we can do is just continue to stay focused on doing an excellent job for our customers do an excellent job.

Valerie Toalson: For what we do every single day at Cadence and there’s a lot of opportunity in an organization of this size, you know and a lot of times, some of my employees will ask you know what’s my next step and where, am I going to go with my career.

Valerie Toalson: Like growing to an organization of this size this provides so much opportunity for obviously not only our customers, but our employees, this can really be something that can be very exciting and allow a lot of personal and professional growth.

Paul Murphy: Part of the question is also for positions that are eliminated will there be retention packages in place to provide to get to the conversion and the answer is yes.

Paul Murphy: As soon again as those decisions are made will be coming to people and will say for job is going to be reduced.

Paul Murphy: We need your through conversion, then you know we’re going to make it worth your while to stay, and so I know there’s like this can be unsettling and I would just ask everyone to have some patience, I mean this is something we’ve been worked on, but we have a lot of work to do and being fair to our associates as a high priority for both management teams and we will promise to be fair and transparent.

Paul Murphy: Okay I’ll see a few other questions what’s the initial reaction of the investor community.

Paul Murphy: As expected BancorpSouth stock is trading down a bit this morning that’s not unusual, and I’m not an expert on this, but the arbs tend to short their stock and by our stock and sort of play the conversion rate and it’s a stock market from phenomenon that I don’t have full appreciation for but, so the day one wreck reaction is not terribly surprising.

Paul Murphy: But I think over time, the two companies on a combined basis will increase earnings per share for the shareholders.

Paul Murphy: 18 plus percent, especially in out years and that’s going to drive value and that will be I think one of the key reasons why our stock will perform well over the next few years.

Paul Murphy: Another question will emerge have an impact on the upcoming changes star business count offerings to make the changes.

Paul Murphy: Know we’re going to be business as usual, from now until conversion in the latter half of 2022 we’re going to continue to operate be focused on our customers and business as usual.

Paul Murphy: Well, the impact beyond the GA mark, I think it would be very positive.

Paul Murphy: BancorpSouth does not have a presence in Georgia, one of the reasons they like affiliating with us, they see what an attractive great market that is, and they want to be there, so I think it means more opportunity.

Paul Murphy: Question, what about trust bank works out does have about $10-11 billion in assets under management and their trust and wealth platforms.

Paul Murphy: You add that to our roughly $9 billion, including custody and will have $20 billion in assets under management, including custody between the two companies. It’s getting to be a pretty powerful story.

Paul Murphy: About medical insurance change.

Paul Murphy: Sheila, don’t know, do you have a handle on that at this point.

Sheila Ray: So as Paul mentioned, they have an insurance company and through their insurance company they provide very competitive health benefits.

Sheila Ray: Self-insured plan, just as we are, and we have already analyzed their offering in our offering and the benefits are relatively consistent will there be a change, yeah, they probably will at some point, because we’re going to bring the two together and keep the best. I don’t think it’s going to be a negative change.

Paul Murphy: Question about bank branch closures.

Paul Murphy: There’s only a few that overlap really very few so surprisingly, while our footprints you know overlap there’s just not that many branches [that overlap].

Paul Murphy: You know, the question is how soon will they be announced and the answer is soon as those decisions are made, probably within the next 90, 180 days.

Valerie Toalson: We have a lot of go through we’ve got to have shareholder votes we’re going to have regulatory approvals and so, again, just bear with us to Paul’s point that the BancorpSouth branches bring us into a lot of markets and greater presence, where we want to be.

Paul Murphy: Another question will all employees, be allowed to transfer close to home prior to completion of the merger.

Paul Murphy: And that’s a case by case situation. I mean, certainly, to the extent we can accommodate working in closer proximity.

Paul Murphy: We’re wide open to that that could be a win, win situation, and maybe one of the many benefits that we will we’ll see and another good question to dissipate much change with a different regulator.

Paul Murphy: Short answer is, I don’t think it’ll be much change, I mean it the FDIC is a quality regulator been around for 100 years and regulates a lot of banks our size and larger.

Paul Murphy: You know, not having two layers of regulators will, in all possibility, be a bit of a plus.

Paul Murphy: I don’t know, it’s you know the devil you know versus the devil you don’t know right, I mean obviously see we work well with for a number of years, and we have a good relationship with them.

Paul Murphy: The bank works out to have some really, really great long-term relationship with the FDIC, so I think that part will be fine and probably be about the same.

Paul Murphy: Can you highlight any digital technologies capabilities that BancorpSouth brings that we should get excited about. Well, I wish we had Tom on the call.

Paul Murphy: I can, one that comes to mind, as I know, they have a small business loan product that’s a front-end system that is kind of a cradle to grave automated system so that’s pretty exciting will come back to you with a better answer that question.

Paul Murphy: Their branches in Florida, is where will Florida be affected, or they do not have any branches in Florida and Florida will be a growth market.

Paul Murphy: You.

Hank Holmes: Have the branches in Northwest Florida so it’s like it’s very complimentary.

Hank Holmes: Very complimentary.

Paul Murphy: Will this impact the wire transfer project with Finastra.

Paul Murphy: Not initially, longer term which system where we operate on is to be determined.

Hank Holmes: But just going back to the technology, Tom Clark, is going to play a major role in what we do with technology going forward and I take our team’s excited about.

Hank Holmes: What he brings to the table, clearly, we’ve seen that as you’ve been there, so as we continue to add to our technology and what we bring to the client, I think, is going to be an important role for Tom.

Paul Murphy: Another question, what system do they use where you are on FIS is the main company and a product called Bankway, BancorpSouth is also an FIS client and their product is called Systematics.

Paul Murphy: So it’s a first cousin, I guess you could say, probably a little more robust than our Bankway version and so Plymouth barely we would envision migrating to Systematics and having a stronger solution there. Longer term, FIS is introducing a new product called Modern Banking that both we and BancorpSouth had been studying.

Paul Murphy: And it looks like again preliminarily a migration to that product would be advisable at a to be determined couple years down the road probably it’ll be the newest latest greatest version.

Paul Murphy: What about the loan approval process stays the same for now will probably change very little, we have a Loan Committee, they have less use of a Loan Committee, you know what we’ve got some decisions to make about that.

Paul Murphy: What will Sam’s role being the new organization. Sam will be senior Executive Vice President and member of the Management Committee and will be in Atlanta and doing much of what he’s doing now.

Paul Murphy: Core system.

Paul Murphy: It looks like that’s most all of the questions that we’ve gotten so far. I know there’ll be more, and we’ll make every effort to be responsive, but, Danielle, am I missing anything, you see anything.

Danielle Kernell: I just sent you two more.

Danielle Kernell: Okay.

Paul Murphy: Will there it be an internal or external hiring freezes.

Paul Murphy: No, we would perhaps give a bit more thought to an open position as to how we might in the future it play into the combined organization, but we were not being prohibited on moving forward, you know we’re business as usual. Will any stock purchases or sales be considered insider trading at this point.

Paul Murphy: Jerry, please weigh in on that.

Jerry Powell: We’re in a blackout period until after our earnings release so that comes a little later, a week or so from now, we have an earnings release that will then open our trading window until that the current situation, where the company under honor trading position.

Paul Murphy: Okay, so I know we’ve got a lot of veterans of bank M&A and people have been on both sides of it over their career and you’ve seen some of it go great and then have some examples of where it doesn’t go great. We’re working very hard very committed to make this be one of the best ones ever.

Paul Murphy: And I think we have all the right elements to make that happen, and so we were management team is very focused I signed a five-year deal.

Paul Murphy: Five year non-compete, this is what I’m going to be doing. I’m fully committed to making this happen to be in a good place to work and to do a good job for our clients.

Paul Murphy: And I think we just have a heck of an opportunity to build a really top-notch company together and I find it to be energizing and motivating.

Paul Murphy: You know just coming out of [what] several of you have said, you know now’s not the right time to do something like this let’s kind of take it to the next level let’s push hard and that’s something we can all be proud of, so I am game on, I can assure you, and we’ll be working very hard to make sure this is a set success for our customers and all of our bankers, the communities, we serve we do all that right and the shareholders, will benefit, of course.

Paul Murphy: With that we stand adjourned.

Paul Murphy: Aim high, work hard, Serve well. Thanks, everyone.

* * * * * * * * * * * * * * * *

Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended with respect to BancorpSouth Bank’s and Cadence Bancorporation’s and Cadence Bank’s (together, “Cadence”) beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information but instead pertain to future operations, strategies, financial results or other developments. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “continue,” “seek,” “intend,” “estimate,” “expect,” “foresee,” “hope,” “intend,” “may,” “might,” “plan,” “should,” “predict,” “project,” “goal,” “outlook,” “potential,” “will,” “will result,” “will likely result,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

BancorpSouth Bank and Cadence caution readers not to place undue reliance on the forward-looking statements contained in this communication, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of BancorpSouth Bank and Cadence. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between BancorpSouth Bank and Cadence; the outcome of any legal proceedings that may be instituted against BancorpSouth Bank or Cadence; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the ability of BancorpSouth Bank and Cadence to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where BancorpSouth Bank and Cadence do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Cadence’s operations and those of BancorpSouth Bank; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; BancorpSouth Bank and Cadence’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by BancorpSouth Bank’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of BancorpSouth Bank and Cadence; and the other factors discussed in “Risk Factors” in BancorpSouth Bank’s Annual Report on Form 10-K for the year ended December 31, 2020 and BancorpSouth Bank’s other filings with the Federal Deposit Insurance Corporation (the “FDIC”), which are available at https://www.fdic.gov/ and in the “Investor Relations” section of BancorpSouth Bank’s website, https://www.bancorpsouth.com/, under the heading “Public Filings,” and in Cadence’s Annual Report on Form 10-K for the year ended December 31, 2020 and in Cadence’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at http://www.sec.gov and in the “Investor Relations” section of Cadence’s website, https://cadencebank.com/, under the heading “SEC Filings.” BancorpSouth Bank and Cadence assume no obligation to update the information in this communication, except as otherwise required by law.

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed transaction by BancorpSouth Bank and Cadence. In connection with the proposed acquisition, BancorpSouth Bank and Cadence intend to file relevant materials with the FDIC and SEC, respectively, including the parties’ joint proxy statement on Schedule 14A, which shall include an offering circular with respect to the common stock of BancorpSouth Bank. STOCKHOLDERS OF BANCORPSOUTH BANK AND CADENCE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE FDIC AND SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE JOINT PROXY STATEMENT/OFFERING CIRCULAR, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the FDIC’s website, https://www.fdic.gov/, and the SEC’s website, http://www.sec.gov, and the Cadence stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Cadence. Such documents are not currently available.

Participants in Solicitation
BancorpSouth Bank and its directors and executive officers, and Cadence and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of BancorpSouth Bank common stock and the holders of Cadence common stock in respect of the proposed transaction. Information about the directors and executive officers of BancorpSouth Bank is set forth in the proxy statement for BancorpSouth Bank’s 2021 Annual Meeting of Stockholders, which was filed with the FDIC on March 12, 2021. Information about the directors and executive officers of Cadence is set forth in the proxy statement for Cadence’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2021. Investors may obtain additional information regarding the interest of such participants by reading the joint proxy statement/offering circular regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

2. FAQ for Associates

Cadence & BancorpSouth Merger Associate FAQ

What is happening?
On April 12, 2021, Cadence entered into a definitive agreement to merge with BancorpSouth. The transaction has been approved by the boards of directors of both companies and, pending regulatory approval, the approval of both sets of shareholders and the satisfaction of other customary closing conditions, is expected to close in fourth quarter 2021. Following the merger, BancorpSouth shareholders are expected to own approximately 55% and Cadence shareholders are expected to own approximately 45% of the combined company. This merger is transformational and historically significant for our respective banks. Our combined bank will be nearly $45 billion in assets, making it the fifth largest bank headquartered in our nine-state market area across Texas and the Southeast.

Who is BancorpSouth?
If you’ve not familiar with BancorpSouth Bank (NYSE: BXS), it is headquartered in Tupelo, Mississippi, with approximately $24 billion in assets. BancorpSouth operates approximately 305 full-service branch locations as well as additional mortgage, insurance, and loan production offices in Alabama, Arkansas, Florida, Louisiana, Mississippi, Missouri, Tennessee and Texas, including an insurance location in Illinois. You’ll find that our teams’ mission and values are similar. Culturally, our respective teams share the same commitment to customer service and teamwork, making this partnership a natural fit. Historically, both banks have built long-standing roots. Both banks were born in the late 1800s (both under different names at the time) in northeast Mississippi. Learn more at www.bancorpsouth.com.

What will be the name of the combined bank?
After the merger, the combined company will operate as Cadence Bank, and we will continue to trade on the NYSE under the ticker symbol CADE. The name was selected as it best reflects the steady cadence to both of our organizations’ growth, and we will acknowledge that with a fresh, new logo.

Who will lead the bank?
When the legal merger occurs, Paul Murphy will become Executive Vice Chairman, Hank Holmes will serve as Chief Banking Officer, and Valerie Toalson will continue her role as Chief Financial Officer. From BancorpSouth, Dan Rollins will continue to serve as Chairman and CEO, and Chris Bagley as President. The board of directors will be a blend from both companies and include 11 from BancorpSouth and nine from Cadence.

Where will the bank be headquartered?
Following the closing of the merger, the corporate headquarters will continue to be in Houston and the bank headquarters will be in Tupelo. Our primary operations centers will be in Tupelo and Birmingham, and we’ll maintain specialty sites in Macon, Starkville and Houston.

What about Atlanta, where Cadence Bank is currently headquartered?
While Houston has been and will remain our corporate headquarters, our bank headquarters, which has been in Atlanta since January 2019 following the State Bank & Trust merger, will transition to Tupelo, Mississippi. Our commitment to Atlanta and to all the markets we serve in Georgia remains extremely strong. These are attractive, high-growth markets that remain an important part of our future growth trajectory. We have invested heavily in building a top-tier banking team and a strong client base in Georgia and will continue to do so.

Why was Cadence interested in merging with BancorpSouth?
A partnership of this scale provides the opportunity to deliver long-term shareholder value by becoming more competitive and efficient in our rapidly changing industry. Together, we have a greater ability to meet customer needs and to create for them an unparalleled banking experience through enhanced products and services – in particular, innovative digital offerings. This merger makes sense because our community and commercial banking models complement each other well, our existing footprints have minimal overlap, and we share similar cultures. Both organizations are deeply committed to the communities we serve and to consciously fostering, cultivating and preserving a culture of diversity, equity and inclusion where differences are valued, encouraged and respected, and where our workforce mirrors our communities. With the talent and expertise of our combined team, this merger will expand and enhance our ability to serve all stakeholders. Together, we’re building a stronger banking franchise with relationship-focused financial services and better opportunities for our associates, customers, communities and shareholders.

What does each bank bring to the table as a combined company?
BancorpSouth’s leadership in community markets combined with our middle-market lending, specialized verticals, and treasury and cash management expertise provide a diversified business mix. These complementary business lines will enhance our capabilities and capacity to advance our relationship-banking strategy.

Our shared vision and values center on customer-focused operations and our mutual success is attributed to proven, straightforward, client-centered business models and disciplined risk management cultures.
Furthermore, we are both deeply committed to the communities we serve. Collectively, we contributed over 24,000 volunteer service hours and provided more than $380 million in CRA-qualified investments in 2020. Like us, BancorpSouth is committed to a culture of respect, diversity and inclusion in both its workplace and communities.

How will this merger impact me?
We believe this merger will provide tremendous opportunities for our team. This is an exciting time as we grow and expand to better serve our customers and to be an even better place to work. While we don’t have all the answers today, you can rest assured we intend to keep you posted as decisions are finalized. Right now, remain focused on taking care of our customers, associates and communities. We want our customers to know that they will still see the same faces and still receive the same great service at our locations. Our associates enjoy serving internal and external customers, so you can be confident that we want you to keep doing what you do best.

Your day-to-day tasks and duties should be business as usual. As always, customer-facing teammates should stay focused on the needs of customers. Never miss the opportunity to thank a customer for their business. Without our customer relationships, and without our associates’ excellent service, we wouldn’t be where we are today, preparing to make history with this merger.

Is my job safe?
The merger sets our combined company on a path for continued growth and expansion, and we want you to grow with us. As we approach the integration of systems and operations to be implemented following the closing of the merger, some roles may change. We don’t have all the answers for you yet, but we intend to keep you informed as decisions are finalized. We need great people to build a leading bank for the future.

Will there be changes to our benefits?
At the appropriate time, our HR teams will work collaboratively to design an attractive and competitive benefits program to meet the needs of the combined company. As always, associates are at the heart of this review, which will allow us to support efforts to develop and retain talent.

Will there be changes to our current operating procedures, processes and systems?
Until the merger is completed, we will continue to operate as independent companies. Today there is no impact to the current operating procedures, processes and systems you use to do your job. As part of the due diligence process, a preliminary review of available systems and technology has been completed for both banks. While there will be opportunity for alignment and enhancements, there will be additional discussions at a later date before finalizing any decisions related to system or technology changes.

What should I tell my customers about this merger?
While this merger will be a significant milestone for the bank, keep in mind that we should expect to receive questions from our customers about any potential impact to how they conduct their banking today, and we should be prepared with responses.

What, if anything, should customers do now as a result of the merger?
While we have announced an agreement to merge, we will not make any significant changes until the merger is completed, which is expected to take place in fourth quarter 2021. Until then, we will continue to operate as separate companies. For that reason, there is no action customers need to take at this time. We want our customers to know that, just as is the case today, we will remain, not only their bankers, but their neighbors and friends. During the next several months, as we prepare for this merger, we will be distributing customer communications that will include specific dates and outline any changes and/or actions needed. As always, we will keep you informed each step of the way.

Will any branches be closed?
There is minimal overlap of our banks’ footprints, but the markets where we do overlap are important markets for each bank. However, just as we do today, we will assess our operations and may make adjustments to our branch network as a result of the transaction. Any such changes likely would not occur until after the completion of the merger and are expected to take place in the second half of 2022.

When will conversion take place?
Our top priority will be to ensure a successful integration of our companies. We will begin the process of conversion following the completion of the merger and expect most changes resulting from the merger to take place the second half of 2022.

To whom do I direct media inquiries?
Various media outlets may pick up the story about our merger plans. Please route all media inquiries to: Danielle Kernell	Sheena Cochran
Director of Marketing Communications	Corporate Communications Manager
danielle.kernell@cadencebank.com	sheena.cochran@cadencebank.com
713-871-4051	713-871-4072

Per the Media Relations Policy in our Associate Handbook, only Corporate Marketing & Communications and executive officers may serve as or appoint authorized company spokespersons.

* * * * * * * * * * * * * * * *

Forward-Looking Statements

Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended with respect to BancorpSouth Bank’s and Cadence Bancorporation’s and Cadence Bank’s (together, “Cadence”) beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information but instead pertain to future operations, strategies, financial results or other developments. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “continue,” “seek,” “intend,” “estimate,” “expect,” “foresee,” “hope,” “intend,” “may,” “might,” “plan,” “should,” “predict,” “project,” “goal,” “outlook,” “potential,” “will,” “will result,” “will likely result,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

BancorpSouth Bank and Cadence caution readers not to place undue reliance on the forward-looking statements contained in this communication, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of BancorpSouth Bank and Cadence. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between BancorpSouth Bank and Cadence; the outcome of any legal proceedings that may be instituted against BancorpSouth Bank or Cadence; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the ability of BancorpSouth Bank and Cadence to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where BancorpSouth Bank and Cadence do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Cadence’s operations and those of BancorpSouth Bank; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; BancorpSouth Bank and Cadence’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by BancorpSouth Bank’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of BancorpSouth Bank and Cadence; and the other factors discussed in “Risk Factors” in BancorpSouth Bank’s Annual Report on Form 10-K for the year ended December 31, 2020 and BancorpSouth Bank’s other filings with the Federal Deposit Insurance Corporation (the “FDIC”), which are available at https://www.fdic.gov/ and in the “Investor Relations” section of BancorpSouth Bank’s website, https://www.bancorpsouth.com/, under the heading “Public Filings,” and in Cadence’s Annual Report on Form 10-K for the year ended December 31, 2020 and in Cadence’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at http://www.sec.gov and in the “Investor Relations” section of Cadence’s website, https://cadencebank.com/, under the heading “SEC Filings.” BancorpSouth Bank and Cadence assume no obligation to update the information in this communication, except as otherwise required by law.

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed transaction by BancorpSouth Bank and Cadence. In connection with the proposed acquisition, BancorpSouth Bank and Cadence intend to file relevant materials with the FDIC and SEC, respectively, including the parties’ joint proxy statement on Schedule 14A, which shall include an offering circular with respect to the common stock of BancorpSouth Bank. STOCKHOLDERS OF BANCORPSOUTH BANK AND CADENCE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE FDIC AND SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE JOINT PROXY STATEMENT/OFFERING CIRCULAR, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the FDIC’s website, https://www.fdic.gov/, and the SEC’s website, http://www.sec.gov, and the Cadence stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Cadence. Such documents are not currently available.

Participants in Solicitation
BancorpSouth Bank and its directors and executive officers, and Cadence and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of BancorpSouth Bank common stock and the holders of Cadence common stock in respect of the proposed transaction. Information about the directors and executive officers of BancorpSouth Bank is set forth in the proxy statement for BancorpSouth Bank’s 2021 Annual Meeting of Stockholders, which was filed with the FDIC on March 12, 2021. Information about the directors and executive officers of Cadence is set forth in the proxy statement for Cadence’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2021. Investors may obtain additional information regarding the interest of such participants by reading the joint proxy statement/offering circular regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

3. Facebook, LinkedIn, and Twitter social media posts, including a social media post by Paul B. Murphy, Jr., Chairman, Chief Executive Officer and Director of Cadence

CADE/BXS Social Media Posts

Cadence Bank

Facebook: Cadence will merge with BancorpSouth to become the fifth largest bank in our market area across Texas and the Southeast. We are excited about the many opportunities this transformational partnership will bring to our associates, customers and communities! Read the press release. https://www.cadencebancorporation.com/newsroom/press-releases/press-release/2021/BancorpSouth-Bank-and-Cadence-Bancorporation-to-combine-in-transformational-merger/default.aspx Important: https://cadencebank.com/Legal-Legends #cadencebank #mybxs

LinkedIn: Cadence will merge with BancorpSouth to become the fifth largest bank in our market area across Texas and the Southeast. Through a shared passion for our clients and communities, we will be better able to deliver an unparalleled banking experience. Read the press release for the opportunities this transformational partnership will bring to our associates, customers, communities and shareholders! https://www.cadencebancorporation.com/newsroom/press-releases/press-release/2021/BancorpSouth-Bank-and-Cadence-Bancorporation-to-combine-in-transformational-merger/default.aspx Important: https://cadencebank.com/Legal-Legends #cadencebank #mybxs

Twitter: Cadence will merge with BancorpSouth to become the fifth largest bank in our market area. Read the press release for the opportunities this transformational partnership will bring to our associates, customers and communities! https://www.cadencebancorporation.com/newsroom/press-releases/press-release/2021/BancorpSouth-Bank-and-Cadence-Bancorporation-to-combine-in-transformational-merger/default.aspx #cadencebank #mybxs

Paul Murphy
I’m excited about our merger with BancorpSouth and what our combined expertise, complementary business mix and shared cultures will do for our associates, clients, communities and shareholders. I am especially proud of our team’s dedication to getting us where we are today – in just 10 years, we’ll have grown from $1B to nearly $45B. Looking forward to joining together our relationship-focused banks. https://bit.ly/3toUJV2 Important: https://bit.ly/3uDnxJM #cadencebank #mybxs

* * * * * * * * * * * * * * * *

Forward-Looking Statements
Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended with respect to BancorpSouth Bank’s and Cadence Bancorporation’s and Cadence Bank’s (together, “Cadence”) beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information but instead pertain to future operations, strategies, financial results or other developments. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “continue,” “seek,” “intend,” “estimate,” “expect,” “foresee,” “hope,” “intend,” “may,” “might,” “plan,” “should,” “predict,” “project,” “goal,” “outlook,” “potential,” “will,” “will result,” “will likely result,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

BancorpSouth Bank and Cadence caution readers not to place undue reliance on the forward-looking statements contained in this communication, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of BancorpSouth Bank and Cadence. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between BancorpSouth Bank and Cadence; the outcome of any legal proceedings that may be instituted against BancorpSouth Bank or Cadence; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the ability of BancorpSouth Bank and Cadence to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where BancorpSouth Bank and Cadence do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Cadence’s operations and those of BancorpSouth Bank; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;

BancorpSouth Bank and Cadence’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by BancorpSouth Bank’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of BancorpSouth Bank and Cadence; and the other factors discussed in “Risk Factors” in BancorpSouth Bank’s Annual Report on Form 10-K for the year ended December 31, 2020 and BancorpSouth Bank’s other filings with the Federal Deposit Insurance Corporation (the “FDIC”), which are available at https://www.fdic.gov/ and in the “Investor Relations” section of BancorpSouth Bank’s website, https://www.bancorpsouth.com/, under the heading “Public Filings,” and in Cadence’s Annual Report on Form 10-K for the year ended December 31, 2020 and in Cadence’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at http://www.sec.gov and in the “Investor Relations” section of Cadence’s website, https://cadencebank.com/, under the heading “SEC Filings.” BancorpSouth Bank and Cadence assume no obligation to update the information in this communication, except as otherwise required by law.

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed transaction by BancorpSouth Bank and Cadence. In connection with the proposed acquisition, BancorpSouth Bank and Cadence intend to file relevant materials with the FDIC and SEC, respectively, including the parties’ joint proxy statement on Schedule 14A, which shall include an offering circular with respect to the common stock of BancorpSouth Bank. STOCKHOLDERS OF BANCORPSOUTH BANK AND CADENCE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE FDIC AND SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE JOINT PROXY STATEMENT/OFFERING CIRCULAR, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the FDIC’s website, https://www.fdic.gov/, and the SEC’s website, http://www.sec.gov, and the Cadence stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Cadence. Such documents are not currently available.

Participants in Solicitation
BancorpSouth Bank and its directors and executive officers, and Cadence and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of BancorpSouth Bank common stock and the holders of Cadence common stock in respect of the proposed transaction. Information about the directors and executive officers of BancorpSouth Bank is set forth in the proxy statement for BancorpSouth Bank’s 2021 Annual Meeting of Stockholders, which was filed with the FDIC on March 12, 2021. Information about the directors and executive officers of Cadence is set forth in the proxy statement for Cadence’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2021. Investors may obtain additional information regarding the interest of such participants by reading the joint proxy statement/offering circular regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

4. Email to Associates from Paul B. Murphy, Jr., Chairman, Chief Executive Officer and Director of Cadence

Subject: Celebrating the Transformational Merger of Cadence and BancorpSouth
Merger creates a premier regional banking franchise.

Valued Associates:

We are excited to announce that we have entered into a definitive agreement to merge with BancorpSouth. Our combined bank will be nearly $45 billion in assets, making it the fifth largest bank headquartered in our nine-state market area across Texas and the Southeast.

The name of our combined company will be Cadence Bank, and we will continue to trade on the NYSE under the ticker symbol CADE. The name was selected as it best reflects the steady cadence to both of our organizations’ growth.

The merger is expected to close in the fourth quarter of 2021, pending regulatory approval, the approval of both sets of shareholders and the satisfaction of other customary closing conditions.

For our respective banks, this merger is historically significant. A partnership of this scale provides the opportunity to deliver long-term shareholder value by becoming more competitive and efficient in our rapidly changing industry. Together, we have a greater ability to meet customer needs and to create for them an unparalleled banking experience through enhanced products and services – in particular, innovative digital offerings.

You will be pleased to know that our organizations have a lot in common. Both Cadence and BancorpSouth have deep roots in our communities, and now we share a vision for a bright future together. This merger makes sense because our community and commercial banking models complement each other well, our existing footprints have minimal overlap, and we share similar cultures. Both of us are deeply committed to the communities we serve and to consciously fostering, cultivating and preserving a culture of diversity, equity and inclusion in our workplace and communities.

With the talent and expertise of our combined team, this merger will expand and enhance our ability to serve all stakeholders. You’ll find a snapshot of our strategic alignment in the attached document. Together, we’re building a stronger banking franchise with relationship-focused financial services and better opportunities for our associates, customers, communities and shareholders.

Here are a few quick facts about today’s news:

•	The combined company will be a Mississippi state-chartered bank, with dual headquarters in Tupelo, Mississippi and Houston, Texas.
•	When the merger occurs, the executive team will be a blend of leaders from both companies:
o	I will become Executive Vice Chairman, Hank Holmes will serve as Chief Banking Officer, and Valerie Toalson will continue her role as Chief Financial Officer. We will all remain in Houston, Texas.
o
From BancorpSouth, Dan Rollins will continue to serve as Chairman and CEO, and Chris Bagley as President. Both have been with BancorpSouth since 2014. Dan and Chris will continue to be based in Tupelo.

•
Following the closing of the merger, our corporate headquarters will continue to be in Houston and the bank headquarters will be in Tupelo. While Atlanta will no longer be our bank headquarters, our commitment to Atlanta and to all the markets we serve in Georgia remains extremely strong and an important part of our future growth trajectory.

•	Our primary operations centers will be in Tupelo and Birmingham, and we’ll maintain specialty sites in Macon, Starkville and Houston.

After the merger of Cadence Bancorporation and BancorpSouth closes, we anticipate full integration will take place in the second half of 2022. Our banks’ management teams have extensive experience with successful mergers and acquisitions and are well-positioned to complete an efficient integration.

Both banks are in a position to complete a transaction of this scale because of the dedicated work of our associates. It is through this dedication and commitment to our core values that we will have grown from $1 billion to nearly $45 billion in just 10 years. You should be proud of the impact you’ve had in making our company successful. Because you’ve served and supported customers, we are well-positioned to take this step and, together, build a leading, top-performing bank for the future.

Please join us today for an All-Hands Webinar at 9:30 a.m. CT / 10:30 a.m. ET to hear more about the vision we have for our combined bank. Watch for a meeting invitation later this morning. In the meantime, you can find much more detail in our FAQ in inTune and on the Intranet, along with additional helpful resources.

While there are many details still to be worked out, be assured that we intend to keep you informed as decisions are finalized.

We believe this merger will provide tremendous opportunities for our team. This is an exciting time as we grow and expand to better serve our customers and to be an even better place to work.

Regards,

Paul Murphy, on behalf of your Executive Leadership Team

* * * * * * * * * * * * * * * *

Forward-Looking Statements
Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended with respect to BancorpSouth Bank’s and Cadence Bancorporation’s and Cadence Bank’s (together, “Cadence”) beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information but instead pertain to future operations, strategies, financial results or other developments. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “continue,” “seek,” “intend,” “estimate,” “expect,” “foresee,” “hope,” “intend,” “may,” “might,” “plan,” “should,” “predict,” “project,” “goal,” “outlook,” “potential,” “will,” “will result,” “will likely result,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

BancorpSouth Bank and Cadence caution readers not to place undue reliance on the forward-looking statements contained in this communication, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of BancorpSouth Bank and Cadence. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between BancorpSouth Bank and Cadence; the outcome of any legal proceedings that may be instituted against BancorpSouth Bank or Cadence; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the ability of BancorpSouth Bank and Cadence to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where BancorpSouth Bank and Cadence do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Cadence’s operations and those of BancorpSouth Bank; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction; BancorpSouth Bank and Cadence’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by BancorpSouth Bank’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of BancorpSouth Bank and Cadence; and the other factors discussed in “Risk Factors” in BancorpSouth Bank’s Annual Report on Form 10-K for the year ended December 31, 2020 and BancorpSouth Bank’s other filings with the Federal Deposit Insurance Corporation (the “FDIC”), which are available at https://www.fdic.gov/ and in the “Investor Relations” section of BancorpSouth Bank’s website, https://www.bancorpsouth.com/, under the heading “Public Filings,” and in Cadence’s Annual Report on Form 10-K for the year ended December 31, 2020 and in Cadence’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at http://www.sec.gov and in the “Investor Relations” section of Cadence’s website, https://cadencebank.com/, under the heading “SEC Filings.” BancorpSouth Bank and Cadence assume no obligation to update the information in this communication, except as otherwise required by law.

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed transaction by BancorpSouth Bank and Cadence. In connection with the proposed acquisition, BancorpSouth Bank and Cadence intend to file relevant materials with the FDIC and SEC, respectively, including the parties’ joint proxy statement on Schedule 14A, which shall include an offering circular with respect to the common stock of BancorpSouth Bank. STOCKHOLDERS OF BANCORPSOUTH BANK AND CADENCE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE FDIC AND SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE JOINT PROXY STATEMENT/OFFERING CIRCULAR, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the FDIC’s website, https://www.fdic.gov/, and the SEC’s website, http://www.sec.gov, and the Cadence stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Cadence. Such documents are not currently available.

Participants in Solicitation
BancorpSouth Bank and its directors and executive officers, and Cadence and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of BancorpSouth Bank common stock and the holders of Cadence common stock in respect of the proposed transaction. Information about the directors and executive officers of BancorpSouth Bank is set forth in the proxy statement for BancorpSouth Bank’s 2021 Annual Meeting of Stockholders, which was filed with the FDIC on March 12, 2021. Information about the directors and executive officers of Cadence is set forth in the proxy statement for Cadence’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2021. Investors may obtain additional information regarding the interest of such participants by reading the joint proxy statement/offering circular regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

5. Email to BancorpSouth Bank Houston Advisory Board from Paul B. Murphy, Jr., Chairman, Chief Executive Officer and Director of Cadence

Subject: Celebrating the Transformational Merger of Cadence and BancorpSouth

Houston Advisory Board:

We are excited to announce that we have entered into a definitive agreement to merge with BancorpSouth. Our combined bank will be nearly $45 billion in assets, making it the fifth largest bank headquartered in our nine-state market area across Texas and the Southeast.

The name of our combined company will be Cadence Bank, and we will continue to trade on the NYSE under the ticker symbol CADE. The name was selected as it best reflects the steady cadence to both of our organizations’ growth.

The merger is expected to close in the fourth quarter of 2021, pending regulatory approval, the approval of both sets of shareholders and the satisfaction of other customary closing conditions.

For our respective banks, this merger is historically significant. A partnership of this scale provides the opportunity to deliver long-term shareholder value by becoming more competitive and efficient in our rapidly changing industry. Together, we have a greater ability to meet customer needs and to create for them an unparalleled banking experience through enhanced products and services – in particular, innovative digital offerings.

Our organizations have a lot in common. Both Cadence and BancorpSouth have deep roots in our communities, and now we share a vision for a bright future together. This merger makes sense because our community and commercial banking models complement each other well, our existing footprints have minimal overlap, and we share similar cultures. Both of us are deeply committed to the communities we serve and to consciously fostering, cultivating and preserving a culture of diversity, equity and inclusion in our workplace and communities.

With the talent and expertise of our combined team, this merger will expand and enhance our ability to serve all stakeholders. Together, we’re building a stronger banking franchise with relationship-focused financial services and better opportunities for our associates, customers, communities and shareholders.

Here are a few quick facts about today’s news:

•	The combined company will be a Mississippi state-chartered bank, with dual headquarters in Tupelo, Mississippi and Houston, Texas.
•	When the merger occurs, the executive team will be a blend of leaders from both companies: o
o	I will become Executive Vice Chairman, Hank Holmes will serve as Chief Banking Officer, and Valerie Toalson will continue her role as Chief Financial Officer. We will all remain in Houston, Texas.
o
From BancorpSouth, Dan Rollins will continue to serve as Chairman and CEO, and Chris Bagley as President. Both have been with BancorpSouth since 2014. Dan and Chris will continue to be based in Tupelo.

•
Following the closing of the merger, our corporate headquarters will continue to be in Houston and the bank headquarters will be in Tupelo. While Atlanta will no longer be our bank headquarters, our commitment to Atlanta and to all the markets we serve in Georgia remains extremely strong and an important part of our future growth trajectory.

•	Our primary operations centers will be in Tupelo and Birmingham, and we’ll maintain specialty sites in Macon, Starkville and Houston.
•
After the merger of Cadence Bancorporation and BancorpSouth closes, we anticipate full integration will take place in the second half of 2022. Both management teams have extensive experience with successful mergers and acquisitions and are well-positioned to complete an efficient integration.

Please join our joint investor call to discuss the transaction at 7:30 a.m. CT today. To listen to the call live, please dial 1 (866) 364-3826 within the U.S. and enter 8434848 as the access code. The live webcast, along with the related presentation, will be available at https://www.webcaster4.com/Webcast/Page/968/40840.

We believe this merger will provide tremendous opportunities for our combined bank. This is an exciting time as we grow and expand to better serve our customers and to be an even better place to work.

Regards,

Paul

* * * * * * * * * * * * * * * *

Forward-Looking Statements
Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended with respect to BancorpSouth Bank’s and Cadence Bancorporation’s and Cadence Bank’s (together, “Cadence”) beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information but instead pertain to future operations, strategies, financial results or other developments. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “continue,” “seek,” “intend,” “estimate,” “expect,” “foresee,” “hope,” “intend,” “may,” “might,” “plan,” “should,” “predict,” “project,” “goal,” “outlook,” “potential,” “will,” “will result,” “will likely result,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

BancorpSouth Bank and Cadence caution readers not to place undue reliance on the forward-looking statements contained in this communication, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of BancorpSouth Bank and Cadence. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between BancorpSouth Bank and Cadence; the outcome of any legal proceedings that may be instituted against BancorpSouth Bank or Cadence; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the ability of BancorpSouth Bank and Cadence to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where BancorpSouth Bank and Cadence do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Cadence’s operations and those of BancorpSouth Bank; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;

BancorpSouth Bank and Cadence’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by BancorpSouth Bank’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of BancorpSouth Bank and Cadence; and the other factors discussed in “Risk Factors” in BancorpSouth Bank’s Annual Report on Form 10-K for the year ended December 31, 2020 and BancorpSouth Bank’s other filings with the Federal Deposit Insurance Corporation (the “FDIC”), which are available at https://www.fdic.gov/ and in the “Investor Relations” section of BancorpSouth Bank’s website, https://www.bancorpsouth.com/, under the heading “Public Filings,” and in Cadence’s Annual Report on Form 10-K for the year ended December 31, 2020 and in Cadence’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at http://www.sec.gov and in the “Investor Relations” section of Cadence’s website, https://cadencebank.com/, under the heading “SEC Filings.” BancorpSouth Bank and Cadence assume no obligation to update the information in this communication, except as otherwise required by law.

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed transaction by BancorpSouth Bank and Cadence. In connection with the proposed acquisition, BancorpSouth Bank and Cadence intend to file relevant materials with the FDIC and SEC, respectively, including the parties’ joint proxy statement on Schedule 14A, which shall include an offering circular with respect to the common stock of BancorpSouth Bank. STOCKHOLDERS OF BANCORPSOUTH BANK AND CADENCE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE FDIC AND SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE JOINT PROXY STATEMENT/OFFERING CIRCULAR, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the FDIC’s website, https://www.fdic.gov/, and the SEC’s website, http://www.sec.gov, and the Cadence stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Cadence. Such documents are not currently available.

Participants in Solicitation
BancorpSouth Bank and its directors and executive officers, and Cadence and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of BancorpSouth Bank common stock and the holders of Cadence common stock in respect of the proposed transaction. Information about the directors and executive officers of BancorpSouth Bank is set forth in the proxy statement for BancorpSouth Bank’s 2021 Annual Meeting of Stockholders, which was filed with the FDIC on March 12, 2021. Information about the directors and executive officers of Cadence is set forth in the proxy statement for Cadence’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2021. Investors may obtain additional information regarding the interest of such participants by reading the joint proxy statement/offering circular regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

6. Cadence Website Homepage

Cadence Bank Website

Promo Image:
Cadence to merge with BancorpSouth.

Shared passion to clients and communities will bring unparalleled banking experience.

>> READ MORE
* * * * * * * * * * * * * * * *

Forward-Looking Statements
Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended with respect to BancorpSouth Bank’s and Cadence Bancorporation’s and Cadence Bank’s (together, “Cadence”) beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information but instead pertain to future operations, strategies, financial results or other developments. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “continue,” “seek,” “intend,” “estimate,” “expect,” “foresee,” “hope,” “intend,” “may,” “might,” “plan,” “should,” “predict,” “project,” “goal,” “outlook,” “potential,” “will,” “will result,” “will likely result,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the terms, timing and closing of the proposed transaction.

BancorpSouth Bank and Cadence caution readers not to place undue reliance on the forward-looking statements contained in this communication, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors, many of which are beyond the control of BancorpSouth Bank and Cadence. The factors that could cause actual results to differ materially include the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between BancorpSouth Bank and Cadence; the outcome of any legal proceedings that may be instituted against BancorpSouth Bank or Cadence; the possibility that the proposed transaction will not close when expected or at all because required regulatory, shareholder or other approvals are not received or other conditions to the closing are not satisfied on a timely basis or at all, or are obtained subject to conditions that are not anticipated; the ability of BancorpSouth Bank and Cadence to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the common stock of either or both parties to the proposed transaction; the possibility that the anticipated benefits of the proposed transaction will not be realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where BancorpSouth Bank and Cadence do business; certain restrictions during the pendency of the proposed transaction that may impact the parties’ ability to pursue certain business opportunities or strategic transactions; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; diversion of management’s attention from ongoing business operations and opportunities; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Cadence’s operations and those of BancorpSouth Bank; such integration may be more difficult, time consuming or costly than expected; revenues following the proposed transaction may be lower than expected; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;

BancorpSouth Bank and Cadence’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; the dilution caused by BancorpSouth Bank’s issuance of additional shares of its capital stock in connection with the proposed transaction; and other factors that may affect future results of BancorpSouth Bank and Cadence; and the other factors discussed in “Risk Factors” in BancorpSouth Bank’s Annual Report on Form 10-K for the year ended December 31, 2020 and BancorpSouth Bank’s other filings with the Federal Deposit Insurance Corporation (the “FDIC”), which are available at https://www.fdic.gov/ and in the “Investor Relations” section of BancorpSouth Bank’s website, https://www.bancorpsouth.com/, under the heading “Public Filings,” and in Cadence’s Annual Report on Form 10-K for the year ended December 31, 2020 and in Cadence’s other filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at http://www.sec.gov and in the “Investor Relations” section of Cadence’s website, https://cadencebank.com/, under the heading “SEC Filings.” BancorpSouth Bank and Cadence assume no obligation to update the information in this communication, except as otherwise required by law.

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed transaction by BancorpSouth Bank and Cadence. In connection with the proposed acquisition, BancorpSouth Bank and Cadence intend to file relevant materials with the FDIC and SEC, respectively, including the parties’ joint proxy statement on Schedule 14A, which shall include an offering circular with respect to the common stock of BancorpSouth Bank. STOCKHOLDERS OF BANCORPSOUTH BANK AND CADENCE ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE FDIC AND SEC WHEN THEY BECOME AVAILABLE, INCLUDING THE JOINT PROXY STATEMENT/OFFERING CIRCULAR, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain the documents free of charge at the FDIC’s website, https://www.fdic.gov/, and the SEC’s website, http://www.sec.gov, and the Cadence stockholders will receive information at an appropriate time on how to obtain transaction-related documents free of charge from Cadence. Such documents are not currently available.

Participants in Solicitation
BancorpSouth Bank and its directors and executive officers, and Cadence and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of BancorpSouth Bank common stock and the holders of Cadence common stock in respect of the proposed transaction. Information about the directors and executive officers of BancorpSouth Bank is set forth in the proxy statement for BancorpSouth Bank’s 2021 Annual Meeting of Stockholders, which was filed with the FDIC on March 12, 2021. Information about the directors and executive officers of Cadence is set forth in the proxy statement for Cadence’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 26, 2021. Investors may obtain additional information regarding the interest of such participants by reading the joint proxy statement/offering circular regarding the proposed transaction when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.